Filed pursuant to Rule 497(c)
                                                    File Nos. 33-19229; 811-5430

                                  SSgA FUNDS
                            One International Place
                          Boston, Massachusetts 02110
                                1-800-997-7327
                               www.ssgafunds.com


                              S&P 500 INDEX FUND


As with all mutual funds, the Securities and Exchange Commission has neither determined that the information in this prospectus is accurate and complete, nor approved or disapproved of these securities. Any representation to the contrary is a criminal offense.


The S&P 500 Index Fund seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index.


"S&P 500" Is A Trademark Of Standard & Poor's Corporation And Has Been Licensed For Use By The SSgA Funds. The Fund Is Not Sponsored, Endorsed, Sold Or Promoted By S&P, And S&P Makes No Representation Regarding The Advisability Of Investing In This Fund.


                      PROSPECTUS DATED DECEMBER 17, 1999
                         (AS SUPPLEMENTED MAY 2, 2000)

                               TABLE OF CONTENTS


                                                                                        Page
                                                                                       -----

Investment Strategies and Principal Risks ............................................   3

   Investment Objective ..............................................................   3

   Principal Investment Strategies ...................................................   3

   Principal Risks of Investing in the Fund ..........................................   3

   Risk and Return ...................................................................   4

Fees and Expenses of the Fund ........................................................   5

Management of the Fund ...............................................................   6

Additional Information About the Fund's Objectives, Investment Strategies and Risks ..   6

Shareholder Information ..............................................................   7

   Purchase of Fund Shares ...........................................................   7

   Redemption of Fund Shares .........................................................   8

   Distribution Services and Shareholder Servicing Arrangements ......................  10

   Pricing of Fund Shares ............................................................  10

   Dividends and Distributions .......................................................  10

   Taxes .............................................................................  11

Financial Highlights .................................................................  12

Information Regarding Standard & Poor's Corporation ..................................  13

Additional Information about the Fund ................................................  Back Cover

                             INVESTMENT STRATEGIES
                              AND PRINCIPAL RISKS


Investment Objective
The fund's fundamental investment objective is to seek to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500 Index).

This objective may be changed only with the approval of a majority of the fund's shareholders as defined in the Investment Company Act of 1940 (the 1940
Act).

Principal Investment Strategies
The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund utilizes a "passive" investment approach, attempting to replicate the investment performance of its benchmark index through automated statistical analytic procedures.

The fund intends to invest in all 500 stocks in the S&P 500 Index in proportion to their weighting in the S&P 500 Index. The fund may also invest in futures and options. The Index is designed to capture the price performance of a large cross-section of the US publicly traded stock market. To the extent that all 500 stocks cannot be purchased, the fund will purchase a representative sample of the stocks listed in the Index in proportion to their weightings.

To the extent that the fund seeks to replicate the S&P 500 Index using such sampling techniques, a close correlation between the fund's performance and the performance of the Index is anticipated in both rising and falling markets. The fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least 0.95, before deduction of fund expenses. A correlation of 1.00 would represent perfect correlation between portfolio and index performance. It is anticipated that the correlation of the fund's performance to that of the Index will increase as the size of the fund increases.

Notwithstanding any investment strategy described below or any other applicable investment restriction, effective June 1, 2000, the fund may invest substantially all of its investable assets in a management investment company with substantially the same investment objectives, policies and restrictions as the fund.

In this structure, the fund will be a "feeder" fund that invests exclusively in a corresponding "master" portfolio with identical investment objectives. The master portfolio may accept investments from multiple feeder funds, which bear the master portfolio's expenses in proportion to their assets.

Each feeder fund and its master portfolio expect to maintain consistent investment objectives, but if they do not, the fund will withdraw from the master portfolio, receiving either cash or securities in exchange for its interest in the master portfolio. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.


Principal Risks of Investing in the Fund
Investment in the fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the fund. There can be no assurance that the fund will achieve its objective. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Large Capitalization Stocks. The fund's emphasis on large-cap stocks makes it susceptible to the business risks of larger companies, which usually cannot change as quickly as smaller companies in response to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

Investments in the Other Investment Company Funds. Effective June 1, 2000, the investments of the fund may be concentrated in the shares of another investment company with substantially the same investment objectives, policies and restrictions as the fund. In that case, the fund's investment performance is directly related to the investment performance of the investment company shares that it holds (the "Master Fund"). The ability of the fund to meet its investment objective is directly related to the ability of the Master Fund to meet its objective. There can be no assurance that the investment objective of the fund or the Master Fund will be achieved.

Affiliated Persons. SSgA and the officers and trustees of the fund also serve as investment advisor, officers and trustees, respectively, of the Master Fund. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the fund and the Master Fund. The Trustees believe they have structured the fund to avoid these concerns. If a situation arises that may result in a conflict, the Trustees and officers of the fund will carefully analyze the situation and take all necessary steps to minimize or eliminate the potential conflicts.

Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or economic conditions.

Tracking Models. The success of a fund's principal investment strategy depends on the Advisor's skill in designing and using its model to track the S&P 500 Index. The fund is not managed according to traditional methods of "active" investment management. Instead, the fund attempts to duplicate the investment performance of its benchmark index through automated statistical analytic procedures.

Risks of Futures and Options. There are certain investment risks in using derivatives, such as futures contracts and options on futures, as a hedging technique. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments or risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

Year 2000. The SSgA Funds' operations depend on the smooth functioning of its service providers' computer systems. The SSgA Funds and its shareholders could be adversely affected if those computer systems do not properly process and calculate date-related information on or after January 1, 2000. Many computer software systems in use today cannot distinguish between the year 2000 and the year 1900. Although year 2000 related computer problems could have a negative effect on the SSgA Funds and its shareholders, the service providers have advised the SSgA Funds that they are working to avoid such problems and expect all systems to be adapted in time for the event. Because it is the obligation of those service providers to ensure the proper functioning of their computer systems, the SSgA Funds do not expect to incur any material expense in connection with year 2000 preparations.

Index Correlation. The fund's ability to achieve significant correlation between the fund and S&P 500 Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of fund shares. The fund's management team will monitor correlation. Should the fund fail to achieve an appropriate level of correlation, State Street Global Advisors, the fund's Advisor, will report to the Board of Trustees, which will consider alternative arrangements.

Risk and Return
The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

[Begin Bar Chart]

Annual Total Returns - S&P 500 Index

1994     1.30%
1995    37.02%
1996    22.65%
1997    33.10%
1998    28.35%

[End Bar Chart]

Best Quarter--December 31, 1998: 21.24%
Worst Quarter--September 30, 1998: (9.97%)
Current Fiscal Quarter--August 31, 1999: 1.71%

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index.

                         Average Annual Total Returns
                   For the Periods Ended December 31, 1998:

                       1 Year        5 Years       Inception
                       -------       --------      ----------
S&P 500 Index Fund     28.35%        23.80%        21.32%
S&P 500 Index          28.58         24.06         21.62

                         FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

     Shareholder Fees (fees paid directly from your investment)
        Maximum Sales Charge (Load) Imposed on Purchases                 None
        Maximum Deferred Sales Charge (Load)                             None
        Maximum Sales Charge (Load) Imposed on Reinvested
           Dividends or Other Distributions                              None
        Redemption Fee                                                   None
        Exchange Fee                                                     None
        Maximum Account Fee                                              None
     Annual Fund Operating Expenses
     (expenses that are deducted from fund assets)
        (as a percentage of average daily net assets)
        Management/Custody/Administration Fee(1)                         .045%
        Distribution and Service (12b-1) Fees(1, 2)                      .090
        Other Expenses(1)                                                .057
                                                                        -----
        Gross Expenses                                                   .192
                                                                        -----
        Less Contractual Management Fee Reimbursement                   (.012)
                                                                        -----
        Total Net Annual Fund Operating Expenses(1)                      .180%
                                                                        =====

-----------
(1) The Advisor has contractually agreed to reimburse the fund for all expenses in excess of .18% of average daily net assets on an annual basis until December 31, 2002. The Total annual expenses shown above have been restated to reflect current fees and the reimbursement.

(2) The ratio includes .04% for 12b-1 Distribution and .05% for 12b-1 Shareholder Servicing Fees.

       Example
       This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

       The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

         1 year     3 years     5 years     10 years
        --------   ---------   ---------   ---------
        $  18      $58         $157        $356
        =====      ===         ====        ====

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                            MANAGEMENT OF THE FUND

Investment Advisor. State Street Bank and Trust Company (State Street or Advisor), 225 Franklin Street, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.

State Street is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds. State Street Global Advisors ("SSgA") is the investment management business of State Street, a 200-year old pioneer and leader in the world of financial services. State Street is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street, with over $582 billion under management as of October 19, 1999, provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

For these services, the fund pays State Street an annual management fee, calculated daily and paid monthly, of 0.00% (after fee waiver and reimbursement) of the average daily net asset value of the fund.

Mr. James B. May, Principal, has been with State Street since 1989. Before joining the Global Structured Products Group as a portfolio manager in January 1994, Mr. May served as a Senior Investment Support Analyst for the US Structured Products Group. Mr. May has been the lead portfolio manager for this fund since May 1995. Mr. May has been a portfolio manager in the US Structured Products Group of State Street since January 1994. He holds a BS in Finance from Bentley College and his MBA from Boston College. There are five other members of the team who assist Mr. May with the management of the fund.


                          ADDITIONAL INFORMATION ABOUT
                       THE FUND'S OBJECTIVES, INVESTMENT
                             STRATEGIES AND RISKS

The investment objective of the fund as stated above may only be changed with shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:

S&P 500 Index. The fund attempts to replicate the return of the S&P 500 Index and invests in all 500 stocks in the Index. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation ("Standard & Poor's") to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. That is, each security is weighted by its total market value relative to the total market values of all the securities in the Index. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US GNP and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include foreign securities.

Futures Contracts and Options on Futures. To equitize cash the fund may enter into futures contracts that relate to securities in which they may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks. This will enable the fund to facilitate demand for same day redemptions.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract. When trading futures contracts, the fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

There are certain investment risks in using futures contracts. Such risks may include: (1) the inability to close out a futures contract caused by the nonexistence of a liquid secondary market; and (2) an imperfect correlation between price movements of the futures contracts or option with price movements of the portfolio securities or securities index.

American Depository Receipts (ADRs). The common stocks the fund may invest in include American Depository Receipts (ADRs). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers, such as less publicly available information; lack of uniform accounting, auditing and financial reporting standards, practices and requirements; lower trading volume, less liquidity and more volatility for securities; less government regulation of securities exchanges, brokers and listed companies; political or social instability; and the possibility of expropriation or confiscatory taxation, each of which could adversely affect investment in such securities. For purposes of the fund's investment policies, the fund's investment in ADRs and similar instruments will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.


                            SHAREHOLDER INFORMATION

Purchase of Fund Shares
Distribution and Eligible Investors. Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

Minimum Initial and Subsequent Investments and Account Balance. The fund requires a minimum initial investment of $10,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the fund (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $10,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $10,000 minimum. Failure to bring the account balance to $10,000 may result in the Transfer Agent closing the account at the net asset value ("NAV") next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. Shareholders with accounts established prior to December 24, 1997 are not subject to the $10,000 minimum requirements. The fund reserves the right to reject any purchase order. Investors purchasing fund assets through a pension or other participation plan should contact their plan administrator for further information on purchases.

Purchase Dates and Times. Fund shares may be purchased on any business day. A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which is ordinarily 4 p.m. Eastern time (the "Pricing Time"), to be effective on the date received. If an order or payment is received after the Pricing Time, the order will be effective on the next business day. Orders placed through a servicing agent or broker-dealer that has a selling or service agreement with the Distributor or the SSgA Funds must be received by the servicing agent or broker-dealer prior to the Pricing Time.

Order and Payment Procedures. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

Mail. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank. If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:



     Regular Mail:         Registered, Express or Certified Mail:
    --------------         --------------------------------------
       SSgA Funds                       SSgA Funds
     P.O. Box 8317                   2 Heritage Drive
  Boston, MA 02266-8317             North Quincy, MA 02171

All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.

Telephone Exchange Privilege. You may exchange a minimum of $100 of your shares for shares of any other SSgA Fund, as long as the minimum investment requirement is met. The fund offers this service without charge. To use this option, contact the Customer Service Department at 1-800-647-7327. Shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. If you purchased shares of the fund by check, the shares must have been present in your account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss. Please contact your tax advisor.

Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.

Each fund reserves the right to terminate or modify the exchange privilege in the future.

Federal Funds Wire. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1.  Telephoning the Customer Service Department at 1-800-647-7327 between
    8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2.  Instructing the wiring bank to wire federal funds to:

    State Street Bank and Trust Company
    225 Franklin Street, Boston, MA 02110
    ABA #0110-0002-8
    DDA #9904-631-0
    SSgA (Name of Fund) Fund(s)
    Account Number and Registration
    Dollar Amount Per Account (if one wire is to cover more than one purchase)


If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.

Automatic Investment Plan. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

Systematic Exchange. The fund offers the option of having $100 or more exchanged within the SSgA Funds for accounts with identical registrations. You can choose the date, the frequency (monthly, quarterly or annually) and the amount. Exchanges may be done among the SSgA Funds once the minimum initial investment per fund has been satisfied.

Third Party Transactions. If you are purchasing fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment advisor or others, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

In-Kind Exchange of Securities. The fund may, at its discretion, permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1. The investment objective, policies and limitations must match that of the fund;
2. They must have a readily ascertainable market value;
3. They must be liquid;
4. They must not be subject to restrictions on resale; and
5. The market value of any securities exchanged, plus any cash, must be at least $25 million; the fund reserves the right to make exceptions to this minimum at its discretion.

Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--within 3 business days following the purchase exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the fund, along with the securities.


Redemption of Fund Shares

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in good order by following one of the methods described below. Typically, payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to your address of record. Upon request, redemption proceeds will be wire transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. If you purchased fund shares by check or an automatic investment program (AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.

Redemption requests must be received prior to 4 p.m. Eastern time in order to be effective on the date received. Shareholder servicing agents with underlying shareholders in omnibus accounts who receive redemption requests by 4 p.m. Eastern time may transmit the request to the Transfer Agent by 9 a.m. Eastern time the next business day to receive the net asset value and dividend as of the prior business day, pursuant to a duly executed Shareholder Servicing Agreement with the SSgA Funds or the Distributor.

Telephone Redemption. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record, if the address has not been changed within 60 days of the redemption request. To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. The fund, the Distributor or the Transfer Agent will be responsible for the authenticity of terminal access instructions only if it acts with willful misfeasance, bad faith or gross negligence.

By Wire. Proceeds exceeding $1,000 may be sent via wire transfer to your bank as previously indicated on your application or letter of instruction in good order. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will be sent the following business day. Although the fund does not charge a fee for this feature, your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire.

Systematic Withdrawal Plan by Check. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

Systematic Withdrawal Plan by ACH. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the Application and attaching a voided check to code your account correctly with the bank information. You may also choose to establish this option with pre-designated withdrawal dates and amounts, if the account balance is over $10,000 or by calling the Customer Service Department at 1-800-647-7327, prior to 3 p.m. Eastern time, requesting the withdrawal. Withdrawals by telephone do not require a minimum account balance provided the fund's minimum investment is maintained.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the withdrawal.

Check. Proceeds less than $50,000 may be mailed only to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. A check is not available for telephone redemption requests in excess of $50,000. Requests must be in writing.

During periods of drastic economic or market changes, shareholders using this method may encounter delays.

Mail. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A signature guarantee will be required if:

1. Your address of record has changed within the past 60 days;

2. You are redeeming more than $50,000 worth of shares; or

3. You are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).


Signature guarantees can usually be obtained from the following sources:

1. A broker or securities dealer, registered with a domestic stock exchange;

2. A federal savings, cooperative or other type of bank;

3. A savings and loan or other thrift institution;

4. A credit union; or

5. A securities exchange or clearing agency.


Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

         Seller            Requirements for Written Requests
        --------           -----------------------------------
Owner of individual,       o Letter of instruction, signed
joint, sole                  by all persons authorized to
proprietorship, UGMA/        sign for the account stating
UTMA (custodial              general titles/capacity, exactly
accounts for minors)         as the account is registered;
or general partner           and
accounts                   o Signature guarantee, if
                             applicable (see above).

Owners of corporate or     o Letter of instruction signed
association accounts         by authorized person(s),
                             stating capacity as indicated
                             by the corporate resolution;
                           o Corporate resolution, certified
                             within the past 90 days; and
                           o Signature guarantee, if
                             applicable (see above).

Owners or trustees of      o Letter of instruction, signed
trust accounts               by all trustees;
                           o If the trustees are not named
                             in the registration, please
                             provide a copy of the trust
                             document certified within
                             the past 60 days; and
                           o Signature guarantee, if
                             applicable (see above).

Joint tenancy              o Letter of instruction signed
shareholders whose           by surviving tenant(s);
co-tenants are             o Certified copy of the death
deceased                     certificate; and
                           o Signature guarantee, if
                             applicable (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

The fund may pay any portion of the redemption amount in excess of $25 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security. The fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.

Distribution Services and Shareholder
Servicing Arrangements

The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the Investment Company Act of 1940. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

Service organizations providing shareholder services to the fund will be responsible for prompt transmission of purchase and redemption orders and may charge you a fee for their services.

Pricing of Fund Shares
The fund determines the price per share once each business day at 4:00 p.m. Eastern time, or the close of regular trading on the New York Stock Exchange, if earlier. The price is computed by dividing the current value of the fund's assets, less its liabilities, by the number of shares of the fund outstanding and rounding to the nearest cent.

The fund values portfolio securities at market value. The fund values securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value.

Dividends and Distributions
The Board of Trustees intends to declare and pay dividends on shares of the fund quarterly from net investment income. Distributions will be made at least annually from net short- and long-term capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

Distribution Option. You can choose from four different distribution options as indicated on the account Application:

o Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

o Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

o Cash Option--A check, wire or direct deposit will be sent for each dividend and capital gain distribution.

o Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

Distributions will be sent to a pre-designated bank by the Automatic Clearing House by the payable date, if the Cash Option is selected. If you chose cash option and requested a check, the check will be mailed to you.

Taxes
Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign Income Taxes. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the fund in advance since the amount of the assets to be invested within various countries is not known.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

If more than 50% in value of a fund's total assets at the close of any taxable year consists of securities of foreign corporations, the fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign income taxes paid by the fund. The fund may be subject to certain holding requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made, you would include in you gross income both dividends received from the fund and foreign income taxes paid by the fund. You would be entitled to treat the foreign income taxes withheld as a credit against your United States federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as a deduction from gross income in computing taxable income rather than as a tax credit. It is anticipated that the fund will qualify to make the Foreign Election; however, the fund cannot be certain that it will be eligible to make such an election or that you will be eligible for the foreign tax credit.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

                             FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.

                                                                     Fiscal Years Ended August 31,
                                               -------------------------------------------------------------------------
                                                    1999            1998            1997           1996          1995
                                               -------------   -------------   -------------   -----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD            $    19.42      $    18.96      $    14.41      $  12.81      $  10.89
                                                ----------      ----------      ----------      --------      --------
INCOME FROM OPERATIONS:
 Dividends from net investment income(1)               .29             .31             .32           .32           .29
 Dividends from net realized and unrealized
  gain (loss)                                         6.74            1.18            5.22          1.98          1.95
                                                ----------      ----------      ----------      --------      --------
 Total From Operations                                7.03            1.49            5.54          2.30          2.24
                                                ----------      ----------      ----------      --------      --------
DISTRIBUTIONS:
 From net investment income                           (.29)           (.32)           (.32)         (.31)         (.29)
 From net realized gain on investment                (2.42)           (.71)           (.67)         (.39)         (.03)
                                                ----------      ----------      ----------      --------      --------
  Total Distributions                                (2.71)          (1.03)           (.99)         (.70)         (.32)
                                                ----------      ----------      ----------      --------      --------
NET ASSET VALUE, END OF PERIOD                  $    23.74      $    19.42      $    18.96      $  14.41      $  12.81
                                                ==========      ==========      ==========      ========      ========
TOTAL RETURN (%)                                     39.52            7.91           40.30         18.46         21.11
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($000 omitted)         2,673,963       1,615,913       1,299,571       704,683       545,200
Ratios to average net assets (%):
 Operating expenses, net(2)                            .18             .17             .16           .18           .19
 Operating expenses, gross(2)                          .28             .27             .26           .28           .29
 Net investment income                                1.29            1.50            2.00          2.32          2.76
Portfolio turnover (%)                               13.80           26.17            7.54         28.72         38.56

-----------
(1) For the period subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2)  See Note 4 of the Annual Report for current period amounts.

                             INFORMATION REGARDING
                         STANDARD & POOR'S CORPORATION

"Standard & Poor's," "S&P," "Standard & Poor's 500," and "500" are trademarks of Standard & Poor's and have been licensed for use by SSgA Fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the shareholders of the fund regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to the fund is the licensing of the trademarks and tradenames of Standard & Poor's including the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the fund. Standard & Poor's has no obligation to take the needs of the shareholders of the fund into consideration in determining, composing or calculating this Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the shares or in the determination or calculation of the equation by which the shares of the fund are to be redeemed. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the fund.

Standard & Poor's does not guarantee the accuracy and/or the completeness of the index or any data included therein and Standard & Poor's shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor's makes no warranty, express or implied, as to results to be obtained by the fund or the shareholders of the fund or any other person or entity from the use of the index or any data included therein. Standard & Poor's makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor's have any liability for any special, punitive, indirect, or consequential damages (including lost profits) even if notified of the possibility of such damages.

                (This page has been left blank intentionally.)

                                  SSgA FUNDS

                            SSgA Money Market Fund

                     SSgA US Government Money Market Fund

                        SSgA Tax Free Money Market Fund

                             SSgA Yield Plus Fund

                            SSgA Intermediate Fund

                             SSgA Bond Market Fund

                           SSgA High Yield Bond Fund

                          SSgA Growth and Income Fund

                            SSgA S&P 500 Index Fund

                            SSgA Matrix Equity Fund

                              SSgA Small Cap Fund
                (Closed to new investors as of August 31, 1998)

                           SSgA Special Equity Fund

                        SSgA Tuckerman Active REIT Fund

                          SSgA Aggressive Equity Fund

                             SSgA IAM SHARES Fund

                          SSgA Emerging Markets Fund

                        SSgA Active International Fund

                 SSgA International Growth Opportunities Fund

                        SSgA Life Solutions Growth Fund

                       SSgA Life Solutions Balanced Fund

                  SSgA Life Solutions Income and Growth Fund

                     ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information includes additional information about the fund. The Statement of Additional Information is incorporated into this Prospectus by reference.

Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In each fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

The Statement of Additional Information and the fund's annual and semi-annual reports are available, without charge, upon request. To request a Statement of Additional Information, the fund's annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:

                        Russell Fund Distributors, Inc.
                            One International Place
                          Boston, Massachusetts 02110
                                1-800-997-7327

You also can review and copy information about the fund, including the Statement of Additional Information, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Copies also may be obtained, upon payment of a duplicating fee, by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-6009. The SEC also maintains a website (www.sec.gov) that contains the Statement of Additional Information and other information about the fund. You may also access the SSgA Funds' website at www.ssgafunds.com.

SSgA Funds' Investment Company Act File No. 811-5430

                                                   Filed pursuant to Rule 497(c)
                                                    File Nos. 33-19229; 811-5430

                                   SSgA FUNDS
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327
                                www.ssgafunds.com

                       STATEMENT OF ADDITIONAL INFORMATION

                               S&P 500 INDEX FUND

                                DECEMBER 17, 1999

                          (AS SUPPLEMENTED MAY 2, 2000)

This Statement of Additional Information is not a prospectus. Instead, it supplements or describes in greater detail the SSgA Funds and the series named above as contained in the prospectus dated December 17, 1999. You may obtain a copy of the prospectus by calling 1-800-647-7327.

This statement incorporates by reference the fund's annual report to shareholders for the fiscal year ended August 31, 1999. A copy of the fund's annual report accompanies this statement.

                                TABLE OF CONTENTS

FUND HISTORY...................................................................3

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS...............................3

   Investment Strategies.......................................................3
   Hedging Strategies and Related Investment Techniques........................6
   Investment Restrictions.....................................................8
   Portfolio Turnover..........................................................9

MANAGEMENT OF THE FUND........................................................10

   Board of Trustees and Officers.............................................10
   Compensation...............................................................12
   Controlling and Principal Shareholders.....................................13

INVESTMENT ADVISORY AND OTHER SERVICES........................................14

   Advisor....................................................................14
   Administrator..............................................................14
   Custodian and Transfer Agent...............................................15
   Distributor................................................................15
   Distribution Plan and Shareholder Servicing Arrangements...................15
   Independent Accountants....................................................17
   Legal Counsel..............................................................17

BROKERAGE PRACTICES AND COMMISSIONS...........................................17

PRICING OF FUND SHARES........................................................19

TAXES.........................................................................20

CALCULATION OF PERFORMANCE DATA...............................................21

ADDITIONAL INFORMATION........................................................21

   Shareholder Meetings.......................................................21
   Capitalization and Voting..................................................22
   Federal Law Affecting State Street.........................................22

FINANCIAL STATEMENTS..........................................................22

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS..................................23

   Ratings of Debt Instruments................................................23
   Ratings of Commercial Paper................................................23

                                  FUND HISTORY

SSgA Funds (the Investment Company) was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. The SSgA Funds was formerly known as The Seven Seas Series Fund. The name change took effect on December 27, 1996.

                DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The SSgA Funds is an open-end, management investment company which offers shares of beneficial interest in separate portfolios, each of which is referred to as a fund. Each SSgA Fund is diversified(1), in that at least 75% of its total assets are represented by a variety of instruments including cash, government securities, securities of other investment companies, and other securities within the limitations described in the investment restrictions.

INVESTMENT STRATEGIES

To the extent consistent with its investment objective and restrictions, the fund may invest in the following instruments and use the following investment techniques:

US Government Obligations. The types of US Government obligations in which the fund may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and
(2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The fund may purchase US Government obligations on a forward commitment basis.

Repurchase Agreements. The fund may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by each fund have a total value in excess of the purchase price paid by the fund and are held by Custodian until repurchased. Repurchase agreements assist the fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by the Advisor.

Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreement may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the fund.

If the other party or "seller" defaults, a fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the fund are less than the repurchase price and the fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a fund could suffer additional losses if a court determines that the fund's interest in the collateral is not enforceable.

----------
(1) With the exception of the SSgA Tuckerman Active REIT Fund, which is non-diversified.

Forward Commitments. The fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

When-Issued Transactions. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

The fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but a fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the fund. The fund will not invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the fund's net asset value.

When payment for when-issued securities is due, the fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Illiquid Securities. The fund will not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits of more than seven days' duration and participation interests (including municipal leases), floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.

Securities Lending. A fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Advisor to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage any fund.

Interfund Lending. The SSgA Funds have sought and been granted permission from the SEC to participate in a joint lending and borrowing facility (the "Credit Facility"). Certain of the SSgA Funds, including the fund, may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund's fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The SSgA Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

Section 4(2) Commercial Paper. The fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the fund's investment restriction relating to investments in illiquid securities.

American Depository Receipts (ADRs). The fund may invest in ADRs under certain circumstances as an alternative to directly investing in foreign securities. Generally, ADRs, in registered form, are designed for use in the US securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in a foreign issuer's stock, the fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject.

Cash Reserves. For defensive purposes, the Fund may temporarily invest, without limitation, in short-term fixed income securities. High quality, investment-grade securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits. When using this strategy, the weighted average maturity of securities held by a Fund will decline, and thereby possibly cause its yield to decline as well.

Equity Swaps. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds' repurchase agreement guidelines. Swap agreements bear the risk that the portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the portfolios in the specific asset for which it is obligated to pay a return.

Total Rate of Return Swaps. The Funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. The Advisor will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines.

Purchase of Other Investment Company Funds. To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, each fund may seek to achieve its investment objective by investing solely in the shares of other investment companies that have substantially similar investment objectives and policies. These other investment companies may charge management fees which shall be borne by the fund.

The S&P 500 Index. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation ("Standard & Poor's") to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the Fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. That is, each security is weighted by its total market value relative to the total market values of all the securities in the Index. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US gross national product and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include foreign securities.

HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The fund may seek to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The fund has authority to write (sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The fund may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the prospectus and below), the Advisor believes that, because the fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the fund will not subject the fund to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the fund is intended to reduce the volatility of the net asset value of the fund's shares, the fund's net asset value will nevertheless fluctuate. There can be no assurance that the fund's hedging transactions will be effective.

Writing Covered Call Options. The fund is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the fund's ability to sell the underlying security will be limited while the option is in effect unless the fund effects a closing purchase transaction.

Writing Covered Put Options. The fund is authorized to write (sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The fund may write put options as an alternative to purchasing actual securities. If security prices rise, the fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the fund would expect to suffer a loss. This loss should be less than the loss the fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Purchasing Put Options. The fund is authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option a fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The fund will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

Purchasing Call Options. The fund is also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The fund will purchase call options only in connection with "closing purchase transactions." The fund will not purchase call options on securities

(including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by the fund would exceed 5% of the market value of the fund's total assets.

Interest Rate and Financial Futures Options. The Fund may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies. For example: US Treasury bonds; US Treasury notes; three-month US Treasury bills; Eurodollar certificates of deposit. It is expected that other futures contracts will be developed and traded in the future.

Each Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

As long as required by regulatory authorities, each Fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. Additionally, a Fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

A Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is "covered" or if the Fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is "covered."

Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Regulations of the CFTC applicable to the fund require that all of the fund's futures and options on futures transactions constitute bona fide hedging transactions and that the fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets.

Restrictions on OTC Options. The fund will engage in OTC options, including OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The fund will acquire only those OTC options for which Advisor believes the fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the fund has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the fund; (3) margin deposits on the fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 10% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

Asset Coverage for Futures and Options Positions. The fund will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The fund will not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meeting redemption requests or other current obligations.

Risk Factors in Options, Futures, Forward and Currency Transactions. The use of options and futures transactions to hedge the fund's portfolios involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively hedge its portfolio. There is also the risk of loss by a fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

INVESTMENT RESTRICTIONS

The fund is subject to the following investment restrictions. Restrictions 1 through 10 are fundamental and restrictions 11 through 13 are nonfundamental. Unless otherwise noted, these restrictions apply at the time an investment is made.

1. The fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Notwithstanding the foregoing general restrictions, the Fund will concentrate in particular industries to the extent its underlying index concentrates in those industries.

2. The fund will not borrow more than 33-1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).

3. With respect to 75% of its total assets, the fund will not invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment (i) the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets or (ii) the Fund holds more than 10% of the voting securities of the issuer.

4. The fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets.

5. The fund will not purchase or sell commodities or commodity futures contracts except that the Fund may enter into futures contracts and options thereon to the extent provided in their respective Prospectuses.

6. The fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

7. The fund will not engage in the business of underwriting securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

8. The fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

9. The fund will not purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940
      Act) of the Fund, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

10. Notwithstanding the investment policies and restrictions of the fund, the fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the fund.

11. The fund will not invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's shareholders, except that the Fund may invest in such securities to the extent permitted by the 1940 Act.

12. The fund will not invest more than 15% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

13. The fund will not make investments for the purpose of gaining control of an issuer's management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats US domestic banks and foreign branches of US banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

PORTFOLIO TURNOVER

Generally, securities are purchased for the fund for investment income and/or capital appreciation and not for short-term trading profits. The Advisor's sell discipline for the fund's investment in securities of foreign issuers is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

The portfolio turnover rate for the fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1): increase transactions expenses which will adversely affect a fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains.

Portfolio turnover rates for the fund for the fiscal years ended August 31:

              --------------------------------------------
               1999           1998          1997
              --------------------------------------------
                13.80%         26.17%         7.54%
              --------------------------------------------

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of each fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA funds (see the section called "Investment Advisory and Other Services."). Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. The officers, all of whom are employed by the Administrator or its affiliates, are responsible for the day-to-day management and administration of the SSgA Funds' operations.

The following lists the SSgA Funds' trustees and officers, their mailing addresses and ages, their positions with the SSgA funds and their present and principal occupations during the past five years.

      --------------------------------------------------------------------------------------------------------------------------
       Name, Address and Age              Position(s) with       Principal Occupation(s) During Past 5 Years
                                          SSgA funds
      --------------------------------------------------------------------------------------------------------------------------
       Lynn L. Anderson                   Trustee (Interested    o   Vice Chairman, Frank Russell Company;
       909 A Street                       Person of the SSgA
       Tacoma, WA  98402                  funds as defined in    o   Chairman of the Board and Chief Executive Officer,
       Age 60                             the 1940 Act),             Frank Russell Investment Management Company and Russell
                                          Chairman of the            Fund Distributors, Inc.;
                                          Board, and President
                                                                 o   Chairman of the Board, Frank Russell Trust Company;

                                                                 o   Trustee, President and Chief Executive Officer, Frank
                                                                     Russell Investment Company and Russell Insurance Funds;
                                                                     and

                                                                 o   Director, Russell Insurance Agency, Inc., Frank Russell
                                                                     Investments (Ireland) Limited, Frank Russell Investment
                                                                     Company plc; Frank Russell Institutional Funds plc, Frank
                                                                     Russell Qualifying Investor Fund, and Frank Russell
                                                                     Investments (Cayman) Ltd.

      --------------------------------------------------------------------------------------------------------------------------
       William L. Marshall                Trustee                o   Chief Executive Officer and President, Wm. L.
       33 West Court Street                                          Marshall Associates, Inc. (a registered investment
       Doylestown, PA 18901                                          advisor and provider of financial and related consulting
       Age 57                                                        services);

                                                                 o   Certified Financial Planner and Member, Institute of
                                                                     Certified Financial Planners;

                                                                 o   Member, Registry of Financial Planning Practitioners
                                                                     and Advisory Committee, International Association for
                                                                     Financial Planning Broker-Dealer Program;

                                                                 o   Registered Representative for Securities with FSC
                                                                     Securities Corp., Marietta, Georgia.
      --------------------------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------------------
       Name, Address and Age              Position(s) with       Principal Occupation(s) During Past 5 Years
                                          SSgA funds
      --------------------------------------------------------------------------------------------------------------------------
       Steven J. Mastrovich               Trustee                o   Managing Director, HSBC Securities (USA) Inc.
       99 High Street, 27th Floor
       Boston, MA  02110                                         o   From 1998 to 2000, President, Key Global Capital,
       Age 43                                                        Inc.;

                                                                 o   From 1997 to 1998, Partner, Squire, Sanders & Dempsey
                                                                     (law firm);

                                                                 o   From 1994 to 1997, Partner, Brown, Rudnick, Freed &
                                                                     Gesmer (law firm); and

                                                                 o   From 1990 to 1994, Partner, Warner & Stackpole (law firm).

      --------------------------------------------------------------------------------------------------------------------------
       Patrick J. Riley                   Trustee                o   Partner, Riley, Burke & Donahue, L.L.P. (law firm).
       One Corporate Place
       55 Ferncroft Road
       Danvers, MA  01923
       Age 51

      --------------------------------------------------------------------------------------------------------------------------
       Richard D. Shirk                   Trustee                o   President and Chief Executive Officer, Blue
       3350 Peachtree Road, N.E.                                     Cross/Blue Shield of Georgia.
       Atlanta, GA  30326
       Age 54

      --------------------------------------------------------------------------------------------------------------------------
       Bruce D. Taber                     Trustee                o   Consultant, Computer Simulation, General Electric
       26 Round Top Road                                             Industrial Control Systems.
       Boxford, MA  01921
       Age 56

      --------------------------------------------------------------------------------------------------------------------------
       Henry W. Todd                      Trustee                o   President and Director, Zink & Triest Co., Inc.
       111 Commerce Drive                                            (dealer in vanilla flavor materials); and
       Montgomeryville, PA  18936
       Age 52                                                    o   Director, Executive Vice President, A.M. Todd Group,
                                                                     Inc. and Flavorite Laboratories.

      --------------------------------------------------------------------------------------------------------------------------
       J. David Griswold                  Vice President and     o   Assistant Secretary and Associate General Counsel,
       909 A Street                       Secretary                  Frank Russell Investment Management Company, Russell Fund
       Tacoma, WA  98402                                             Distributors, Inc., Frank Russell Capital Inc., Frank
       Age 42                                                        Russell Company and Frank Russell Investments (Delaware),
                                                                     Inc.;

                                                                 o   Director, Secretary and Associate General Counsel,
                                                                     Frank Russell Securities, Inc.;

                                                                 o   Secretary, Frank Russell Canada Limited/Limitee.

      --------------------------------------------------------------------------------------------------------------------------
       Mark E. Swanson                    Treasurer and          o   Director - Funds Administration, Frank Russell
       909 A Street                       Principal Accounting       Investment Management Company and Frank Russell Trust
       Tacoma, WA  98402                  Officer
       Age 36                                                    o   Treasurer and Chief Accounting Officer, Frank
                                                                     Russell Investment Company and Russell Insurance Funds.

      --------------------------------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------------------------------
       Name, Address and Age              Position(s) with       Principal Occupation(s) During Past 5 Years
                                          SSgA funds
      --------------------------------------------------------------------------------------------------------------------------
       Rick J. Chase                      Assistant Treasurer    o   Manager, Fund Administration, Frank Russell
       909 A Street                                                  Investment Management Company; and
       Tacoma, WA  98402
       Age 34                                                    o   Assistant Treasurer, Frank Russell Investment Company
                                                                     and Russell Insurance Funds.

      --------------------------------------------------------------------------------------------------------------------------
       Deedra S. Walkey                   Assistant Secretary    o   Associate General Counsel and Assistant Secretary,
       909 A Street                                                  Frank Russell Company, Frank Russell Investment
       Tacoma, WA  98402                                             Management Company, Frank Russell Trust Company, Frank
       Age 35                                                        Russell Investment Company, Russell Insurance Funds, and
                                                                     Russell Insurance Agency.

      --------------------------------------------------------------------------------------------------------------------------
       Carla L. Anderson                  Assistant Secretary    o   Senior Paralegal and Assistant Secretary, Frank
       909 A Street                                                  Russell Company, Frank Russell Investment Management
       Tacoma, WA  98402                                             Company, Frank Russell Securities, Inc., Russell Fund
       Age 35                                                        Distributors, Inc., Frank Russell Capital Inc., Frank
                                                                     Russell International Services Company Inc., Russell Real
                                                                     Estate Advisors Inc. and A Street Investment Associates,
                                                                     Inc.
      --------------------------------------------------------------------------------------------------------------------------

COMPENSATION

Trustees who are not officers or employees of Frank Russell Investment Management Company, State Street Bank and Trust Company or their affiliates are paid $63,000 each fiscal year and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. However, the Trustees have approved a deferred compensation plan by which they would be allowed to invest a portion of their annual trustee fee in shares of the SSgA Funds. The Investment Company has obtained an exemptive order from the SEC to enable it to offer this benefit. Participation by the Trustees is optional. To date, none of the Trustees have used the deferred compensation plan. The Investment Company's officers and employees are compensated by the Administrator or its affiliates.

          ----------------------------------------------------------
           Trustee                   Total Annual Compensation
                                     from Investment Company
                                     per Fiscal Year
          ----------------------------------------------------------
           Lynn L. Anderson                          $0
          ----------------------------------------------------------
           William L. Marshall                  $63,000
          ----------------------------------------------------------
           Steven J. Mastrovich                 $63,000
          ----------------------------------------------------------
           Patrick J. Riley                     $63,000
          ----------------------------------------------------------
           Richard D. Shirk                     $63,000
          ----------------------------------------------------------
           Bruce D. Taber                       $63,000
          ----------------------------------------------------------
           Henry W. Todd                        $63,000
          ----------------------------------------------------------

   -----------------------------------------------------------------------------
    Name of SSgA Fund                    Amount of Total Annual Trustee
                                         Compensation (Including Out of
                                         Pocket Expenses) Attributable to
                                         Each Fund For the Fiscal Year
                                         Ended August 31, 1999
   -----------------------------------------------------------------------------
    Money Market                                      $148,616
   -----------------------------------------------------------------------------
    US Government Money Market                          26,152
   -----------------------------------------------------------------------------
    Matrix Equity                                       11,327
   -----------------------------------------------------------------------------
    S&P 500 Index                                       47,343
   -----------------------------------------------------------------------------
    Small Cap                                            8,227
   -----------------------------------------------------------------------------
    Yield Plus                                          14,754
   -----------------------------------------------------------------------------
    Bond Market                                          4,966
   -----------------------------------------------------------------------------
    Emerging Markets                                     6,022
   -----------------------------------------------------------------------------
    US Treasury Money Market                            20,386
   -----------------------------------------------------------------------------
    Growth & Income                                      5,267
   -----------------------------------------------------------------------------
    Intermediate                                         2,187
   -----------------------------------------------------------------------------
    Prime Money Market                                  50,634
   -----------------------------------------------------------------------------
    Tax Free Money Market                                6,081
   -----------------------------------------------------------------------------
    Active International                                 2,582
   -----------------------------------------------------------------------------
    International Growth Opportunities                   1,494
   -----------------------------------------------------------------------------
    Tuckerman Active REIT                                1,473
   -----------------------------------------------------------------------------
    High Yield Bond                                      1,191
   -----------------------------------------------------------------------------
    Special Equity                                       1,531
   -----------------------------------------------------------------------------
    Aggressive Equity(1)                                   839
   -----------------------------------------------------------------------------
    IAM SHARES(1)                                          430
   -----------------------------------------------------------------------------
    All Life Solutions Funds                                 0
   -----------------------------------------------------------------------------

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1999, State Street held of record less than 25% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street is not deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

As of November 30, 1999, the following shareholders owned of record 5% or more of the issued and outstanding shares of the fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

o Energy Insurance Mutual, Limited, 6200 Courtney Campbell Cswy, Suite 510, Tampa, FL 33607-5900--11%;

o The Equitable Life Assurance Society, 500 Plaza Drive, 6th Floor, Secaucus, NJ 07094-3619--7%;

o State Street Bank and Trust Company, State Street Solutions, 200 Newport Avenue, North Quincy, MA 02170--5%; and

----------
(1)   The fund did not operate a full year during fiscal 1999.

o State Street Bank and Trust Company, Trustees of Alcatel Network System, One Enterprise Drive, Quincy, WA 02171-2126--5%.

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

State Street Bank and Trust Company serves as the SSgA Funds' Investment Advisor pursuant to an Advisory Agreement dated April 12, 1988. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110. State Street also serves as the Investment Company's Custodian and Transfer Agent (see below).

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the fund and either a majority of all Trustees or a majority of the shareholders of the fund approve its continuance. The Agreement may be terminated by the Advisor or a fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Advisor directs each fund's investments in accordance with its investment objective, policies and limitations. For these services, the fund pays an annual management fee to the Advisor at the rate stated in the fund's prospectus. The management fee rate is a percentage of the average daily net asset value of the fund, calculated daily and paid monthly.

State Street's Code of Ethics. Under State Street Global Advisors' Code of Ethics, all employees who are deemed to be access persons (employees who have interaction with funds or accounts managed by SSgA as part of their job function) must pre-clear personal securities transactions. The Code of Ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to SSgA's business or fiduciary responsibilities. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

The fund accrued the following expenses to Advisor for the fiscal years ended August 31:

       ----------------------------------------------------------
        1999                1998                1997
       ----------------------------------------------------------
        $2,371,531          $1,553,362          $1,006,157
       ----------------------------------------------------------

Advisor voluntarily agreed to waive up to the full amount of its advisory fees for the fund to the extent that total expenses exceed .17% of average daily net assets on an annual basis, which amounted to $2,357,461 in fiscal 1999, $1,553,362 in fiscal 1998 and $1,006,157 in fiscal 1997. The Advisor has contractually agreed to the waiver through December 31, 2010.

ADMINISTRATOR

Frank Russell Investment Management Company serves as the Investment Company's Administrator, pursuant to an Administration Agreement dated April 12, 1988.

The Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Winston-Salem, New York City, Toronto, London, Tokyo, Sydney, Paris, Singapore and Auckland, and have approximately 1,400 officers and employees. The Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402. Frank Russell Company is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the fund's operations; (2) provide the fund with administrative and clerical services, including the maintenance of certain of the fund's books and records; (3) arrange the periodic updating of the fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to fund shareholders and the Securities and Exchange Commission; and (5) provide the fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the following fees are paid:

Money Market Portfolios
3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios
3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios
3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios
7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios
3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated. The percentage of the fee paid by a particular fund is equal to the percentage of average aggregate daily net assets that are attributable to that fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

The Administrator's Code of Ethics. Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

The fund accrued the following expenses to Administrator for the fiscal years ended August 31:

              -----------------------------------------------------
               1999            1998              1997
              -----------------------------------------------------
               $739,432        $469,014          $300,097
              -----------------------------------------------------

CUSTODIAN AND TRANSFER AGENT

State Street serves as the Custodian and Transfer Agent for the Investment Company. State Street also provides the basic portfolio recordkeeping required by the Investment Company for regulatory and financial reporting purposes. For its services as Custodian, State Street is paid an annual fee in accordance with the following: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all domestic funds are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per investment portfolio and from $4.00 to $16.00 per security, depending on the type of instrument and the pricing service used; yield calculation fees of $350.00 per non-money market portfolio per year; and $15,000 annual fee for services relating to the S&P 500 Index Fund as a feeder fund. For Transfer and Dividend Disbursing Agent services, State Street is paid the following annual account services fees: $9.00 open account fee; $1.50 closed account fee; fund minimum per portfolio for one to four portfolios--$36,000, five to six portfolios--$24,000, and over six portfolios $18,000. Portfolio fees are allocated to each fund based on the average net asset value of each fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. State Street will apply a $5.00 fee to each telephone transaction (purchase or redemption), which is applied against the monthly billing. State Street is reimbursed by each fund for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.

DISTRIBUTOR

Russell Fund Distributors, Inc. serves as the Distributor of fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). The Distributor is a wholly owned subsidiary of the Administrator. The Distributor's mailing address is One International Place, Boston, MA 02110.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plan. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each fund has adopted an active distribution Plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the Distributor, as the funds' principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the funds by enabling the funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a fund would have.

The Plan provides that a fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

Distribution and Shareholder Servicing. Payments under the Plan will be made to Distributor to finance activity which is intended to result in the sale and retention of fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and
(4) expenses incurred in connection with the promotion and sale of fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Under the Plan, the fund and/or the Distributor may also enter into Service Agreements with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to shares of the fund held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers, including: answering inquiries regarding the fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of the fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with the Advisor and the following entities related to the Advisor: State Street Brokerage Services, Inc., Metropolitan Division of Commercial Banking, and Retirement Investment Services, which includes State Street Solutions. The purpose of the Service Agreements is to obtain shareholder services for fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. These agreements are reviewed annually by the Board of Trustees.

Payments to Distributor, as well as payments to Service Organizations, are not permitted by the Plan to exceed .25% per year of the average net asset value of the fund's shares. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The fund accrued the expenses in the following amounts to Distributor for the fiscal years ended August 31:

       -----------------------------------------------------
        1999            1998              1997
       -----------------------------------------------------
        $909,637        $689,820          $326,488
       -----------------------------------------------------

For fiscal 1999, these amounts are reflective of the following individual payments:

       Advertising                                      $101,931
       Printing of Prospectuses                           70,430
       Compensation to Dealers                            90,918
       Compensation to Sales Personnel                   254,408
       Other(1)                                          391,950
                                                        --------

The fund accrued expenses in the following amounts to Advisor, under Service Agreements pursuant to Rule 12b-1, for fiscal years ended August 31:

       -----------------------------------------------------
        1999            1998              1997
       -----------------------------------------------------
        $817,524        $480,844          $335,725
       -----------------------------------------------------

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the Investment Company's independent accountants. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, MA 02110.

LEGAL COUNSEL

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds.

                       BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of each fund by Advisor. Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed commission in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to a fund. Ordinarily, securities will be purchased from primary markets, and Advisor shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

----------
(1) Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

The Advisory Agreement authorizes Advisor to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to a fund and/or the Advisor (or its affiliates). Advisor is authorized to cause each fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. Each fund or the Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which Advisor exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the fund's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

The Advisor arranges for the purchase and sale of fund securities and selects brokers and dealers (including affiliates), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The Advisor may select brokers and dealers which provide it with research services and may cause a fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliates, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the fund to supplement its own research and analysis. Research services generally include services which assist investment professionals in their investment decision-making process, including information concerning securities or indexes, performance, technical market action, pricing, risk measurement, corporate responsibility and proxy issues, in addition to political and economic developments.

With respect to brokerage commissions, if commissions are generated by a fund, the Board reviews, at least annually, the commissions paid by a fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a fund.

The Trustees periodically review Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each fund and review the prices paid by the fund over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the fund. Certain services received by Advisor attributable to a particular fund transaction may benefit one or more other accounts for which Advisor exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. Advisor's fees are not reduced by Advisor's receipt of such brokerage and research services.

The following were the brokerage commissions paid by the fund for the fiscal years ended August 31:

       -----------------------------------------------------
        1999            1998              1997
       -----------------------------------------------------
        $245,467        $256,104          $104,796
       -----------------------------------------------------

Of the total brokerage commissions paid by the fund, commissions received by an affiliated broker/dealer amounted to the following for each of the fiscal years ended August 31:

       -----------------------------------------------------
        1999            1998              1997
       -----------------------------------------------------
        $200,264        $152,786          $40,965
       -----------------------------------------------------

The principal reasons for changes in the fund's brokerage commissions for the three years were: (1) changes in fund asset size; and (2) changes in market conditions.

Relating to the total brokerage commissions paid by the fund for fiscal 1999, the percentage of brokerage commissions received by an affiliated broker/dealer amounted to 82% of the total.

The percentage of transactions (relating to trading activity) effected through an affiliated broker/dealer as a percentage of total transactions was 46% for the fiscal year ended August 31, 1999.

During the fiscal year ended August 31, 1999, the fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the fund's ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the fund. The value of broker-dealer securities held and the commissions paid (if any) as of August 31, 1999, are as follows:

                                                      Securities        Commissions
                                                        ($000)             ($000)
                                                  --------------------------------------
       State Street Brokerage Services, Inc.(1)               2,311               200
       DB Clearing Services(1)                                    0                33
       Investment Techonology Group(1)                            0                 8
       Merrill Lynch Pierce Fenner (1, 2)                     6,709                 1
       Goldman Sachs & Co.(1)                                     0                 1
       Bridge Trading(1)                                          0                 1
       Bear, Stearns Securities Co.(1)                        1,248                 0
       Jefferies & Co.(1)                                         0                 0
       Instinet(1)                                                0                 0
       Donaldson, Lufkin & Jenrette(1)                            0                 0
       HSBC(2)                                                    0                 0
       JP Morgan Securities Inc.(2)                           5,671                 0
       Morgan Stanley Dean Witter and Co., Inc.(2)          11,941                 0
       Troster Singer Stevens(2)                                  0                 0
       CS First Boston(2)                                         0                 0
       Goldman Sachs & Co.(2)                                     0                 0
       Salomon Smith Barney Inc.(2)                               0                 0
       Warburg Dillon Read LLC(2)                                 0                 0
       Lehman Bros. Inc.(2)                                   1,559                 0

                             PRICING OF FUND SHARES

Shares of the funds are offered without a sales commission by Russell Fund Distributors, Inc. (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The fund determines the price per share once each business day at 4:00 p.m. Eastern time. A business day is one on which the New York Stock Exchange is open for regular trading. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Martin Luther King, Jr., Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of fund shares when the shareholder is not able to purchase or redeem fund shares. Further, because foreign securities markets may close prior to the time the fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the fund calculates net asset value may not be reflected in the calculation of net asset value unless the Board of Trustees determine that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

With the exceptions noted below, the fund values portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-

----------
(1)   Broker commissions only.
(2)   Broker principal transaction only.

income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale or best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the fund is not open for business. As a result, the net asset value of fund shares may fluctuate on days when fund shareholders may not buy or sell fund shares.

The fund values securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on fund shares computed by dividing the annualized daily income on the fund's portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Investment Company filed an exemption from Section 18(f) of the 1940 Act on Form N-18-F on December 29, 1987, which may enable it to redeem securities in kind. Therefore, a fund may pay any portion of the redemption amount (in excess of $25 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

                                      TAXES

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, each fund will not be liable for federal income taxes on taxable net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) that it distributes to its shareholders, provided that the fund distributes annually to its shareholders at least 90% of its net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For a fund to qualify as a RIC it must abide by all of the following requirements: (1) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the fund or that does not represent more than 10% of the outstanding voting securities of any one issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and
(3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the fund subsequent to December 31 but prior to February 1 of the following year.

If a shareholder receives a distribution taxable as a long-term gain with respect to shares of a fund and redeems or exchanges the shares, and has held the shares for six months or less, then any loss on the redemption or exchange will be treated as a long-term loss to the extent of the respective capital gain distribution.

Issues Related to Hedging and Option Investments. A fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the Income Requirement and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

State and Local Taxes. Depending upon the extent of each fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.

The foregoing discussion is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the fund with the investor's tax advisor.

                         CALCULATION OF PERFORMANCE DATA

The fund computes average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the funds as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            P(1+T)^n = ERV

           where:  P =    a hypothetical initial payment of $1,000
                   T =    average annual total return
                   n =    number of years
                   ERV =  ending redeemable value of a $1,000 payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

The calculation assumes that all dividends and distributions of the fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The average annual total return for the fund is as follows:

        --------------------------------------------------------------
         One Year Ended      5 Years Ended      Inception to
         August 31, 1999     August 31, 1999    August 31, 1999(1)
        --------------------------------------------------------------
          39.52%              24.83%             20.40%
        --------------------------------------------------------------

                             ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

Investment Company will not have an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

----------
(1) Periods less than one year are not annualized. The Fund commenced operations on December 30, 1992.

CAPITALIZATION AND VOTING

Each fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

The fund share represents an equal proportionate interest in the fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights.

The Investment Company does not issue share certificates for the fund. Transfer Agent sends monthly statements to shareholders of the fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the fund. If the Advisor were prohibited from serving the fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

                              FINANCIAL STATEMENTS

The 1999 fiscal year-end financial statements for the fund, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the fund's Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information and is incorporated herein by reference.

                   APPENDIX: DESCRIPTION OF SECURITIES RATINGS

RATINGS OF DEBT INSTRUMENTS

Moody's Investors Service, Inc. ("Moody's") -- Long Term Debt Ratings.

      Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

      A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Corporation ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

      A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

Moody's. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

            o     Leading market positions in well-established industries.

            o     High rates of return on funds employed.

            o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

            o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

            o Well-established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

      Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

      A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

      A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch's Investors Service, Inc. ("Fitch"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

      F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

      F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

Duff and Phelps, Inc. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

      Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

o Good Grade. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

o Satisfactory Grade. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

o Non-Investment Grade. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

o Default. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

IBCA, Inc. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

      A1+--Obligations supported by the highest capacity for timely repayment.

      A1--Obligations supported by a very strong capacity for timely repayment.

      A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

      B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

      B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

      C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

      D1--Obligations which have a high risk of default or which are currently in default.